Prospectus Supplement	February 28, 2018

Putnam Europe Equity Fund
Prospectus dated October 30, 2017

The sub-section Your fund’s management in the section Fund summary is replaced in its entirety with the following:

Your fund’s management

Investment advisor
Putnam Investment Management, LLC

Portfolio manager

Simon Davis, Co-Head of Equities, portfolio manager of the fund since 2006

Sub-advisors
Putnam Investments Limited

The Putnam Advisory Company, LLC*

Assistant Portfolio manager

Vivek Gandhi, Portfolio Manager, Analyst, Assistant portfolio manager of the fund since 2018

* Though the investment advisor has retained the services of The Putnam Advisory Company, LLC (PAC), PAC does not currently manage any assets of the fund.

The following replaces similar disclosure under the sub-section The fund’s investment manager – Portfolio manager in the section Who oversees and manages the fund?:

Portfolio managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the fund’s portfolio.

Portfolio manager	Joined fund	Employer	Positions over past five years

Simon Davis	2006	Putnam	Co-Head of Equities
		Management	Previously, Co-Head of
		2000–Present	International Equities

Assistant portfolio manager	Joined fund	Employer	Positions over past five years

Vivek Gandhi	2018	Putnam	Portfolio Manager, Analyst
		Investments	Previously, Analyst
Limited
1999–Present

The SAI provides information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the fund.

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